CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports of UOL Publishing, Inc. (formerly University Online, Inc.) dated July 10, 1996 (except Note 13, as to which the date is September __, 1996), in the Registration Statement (Form S-1 No. 333________ ) and related Prospectus of UOL Publishing, Inc. for the registration of 1,334,000 shares of its common stock.

Vienna, Virginia
September  , 1996

                                                             Ernst & Young LLP

- --------------------------------------------------------------------------------
The foregoing consent is in the form that will be signed upon the completion of the restatement of the capital amounts for the reverse stock split as described in Note 13 to the financial statements.

Vienna, Virginia
September 16, 1996

                                                         /s/ Ernst & Young LLP

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report of Cognitive Training Associates, Inc. dated July 17, 1996 (except Note 9, as to which the date is August 1, 1996), in the UOL Publishing, Inc. Registration Statement (Form S-1 No. 333________ ) and related Prospectus of UOL Publishing, Inc. (formerly University Online, Inc.) for the registration of 1,334,000 shares of its common stock.

Vienna, Virginia
September  , 1996

                                                             Ernst & Young LLP
- --------------------------------------------------------------------------------
The foregoing consent is in the form that will be signed upon the completion of the restatement of the capital amounts in Note 9 for the reverse stock split as described in Note 13 to UOL Publishing, Inc.'s financial statements.

Vienna, Virginia
September 16, 1996

                                                         /s/ Ernst & Young LLP

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report of CYBIS (a division of Control Data Systems, Inc.) dated August 23, 1996, in UOL Publishing, Inc.'s Registration Statement (Form S-1 No. 333________) and related Prospectus of UOL Publishing, Inc. for the registration of 1,334,000 shares of its common stock.

Vienna, Virginia
September 16, 1996
                                                     /s/ Ernst & Young LLP